SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_| Confidential, for use by the Commission only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Protein Polymer Technologies, Inc.
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                (Name of Registrant as Specified in its Charter)
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       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     3)   Filing Party:

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     4)   Date Filed:

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


                       PROTEIN POLYMER TECHNOLOGIES, INC.
             10655 Sorrento Valley Road, San Diego, California 92121

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 25, 2003

Dear Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Protein Polymer Technologies, Inc. (the "Company"), which will be held at the offices of Paul, Hastings, Janofsky and Walker LLP, located at 75 East 55th Street, First Floor, New York, New York 10022, on Friday, April 25, 2003 at
1:00 p.m. New York Time for the following purposes:

     1. To elect seven (7) members of the Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2. To approve the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 60 million to 120 million.

     3. To approve the proposed amendment to our 2002 Stock Option Plan to increase the number of shares of common stock reserved for issuance under the Plan from 1,500,000 million to 9,000,000 million.

     4. To approve the proposed amendment to our 1996 Non-employee Directors Stock Option Plan to increase the number of shares of common stock reserved for issuance under the Plan from 250,000 to 1,750,000.

     5. To ratify the appointment of Peterson & Company as independent auditors for the fiscal year ending December 31, 2003.

     6. To consider and act upon such other matters as may properly come before the meeting.

     Shareholders of record at the close of business on February 28, 2003 are entitled to notice of, and to vote at, this meeting or any adjournment or postponement thereof. Holders of a majority of the outstanding shares must be present either in person or by proxy in order for the meeting to be held. The proxy is revocable at any time in the manner set forth on page 1 of the Proxy Statement and will not affect your right to vote in person in the event that you attend the meeting.

     Accompanying this Notice and Proxy Statement is a copy of our annual report for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission.


                                           By Order of the Board of Directors,


                                           Philip J. Davis
                                           Secretary

April __, 2003




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WHETHER OR NOT YOU ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND DATE THE
ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE.

--------------------------------------------------------------------------------

                       PROTEIN POLYMER TECHNOLOGIES, INC.
             10655 Sorrento Valley Road, San Diego, California 92121

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 25, 2003

     This proxy statement is furnished by Protein Polymer Technologies, Inc. ("Company"), 10655 Sorrento Valley Road, San Diego, California 92121, in connection with the solicitation by the Company's Board of Directors ("Board of Directors") of proxies to be voted at the Annual Meeting of Stockholders to be held on Friday, April 25, 2003 at 1:00 p.m., or any adjournments or postponements thereof ("Annual Meeting"). The date of this proxy statement and the accompanying form of proxy is April __, 2003, the approximate date on which we first sent or gave this proxy statement and the accompanying form of proxy to our stockholders.

General Information

     Annual Report. An Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 is enclosed with this proxy statement.

     Voting Securities. Only stockholders of record as of the close of business on February 28, 2003 will be entitled to vote at the Annual Meeting. As of February 28, 2003, there were 29,763,535 shares of our common stock, par value $.01 per share ("Common Stock"), issued and outstanding and 15,150 shares of our Series G Convertible Preferred Stock, par value $.01 per share ("Series G Preferred Stock"), issued and outstanding. Stockholders may vote in person or by proxy. Each share of Common Stock outstanding on the record date is entitled to one (1) vote and each share of Series G Preferred Stock is entitled to two hundred (200) votes per share. The holders of Common Stock and Series G Preferred Stock vote together as a single class. A majority of the outstanding shares of Common Stock and Series G Preferred Stock (on an as converted basis) entitled to vote constitutes a quorum for the Annual Meeting. Directors will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting, meaning the seven nominees receiving the most votes will be elected as directors. A stockholder may not cumulate votes for individual directors. The affirmative vote of a majority of the outstanding Common Stock and Series G Preferred Stock (on an as converted basis) is required to approve the proposed amendment to our certificate of incorporation. For the remaining proposals, an affirmative vote of a majority of the shares voted at the Annual Meeting, by person or in proxy, is required for approval of each item being submitted to the stockholders for consideration. Proxies will be received and tabulated by the Company's transfer agent. Proxies submitted by brokers that do not indicate a vote regarding some of the proposals because the holders do not have discretionary authority and have not received instructions from the beneficial owners on how to vote such proposals are called "broker non-votes." An officer of the Company may be appointed to tabulate votes cast in person at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, with each tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Any unmarked proxies, including those submitted by brokers or nominees, will be voted for the directors nominated and for all proposals submitted herewith.

     Solicitation of Proxies. We will bear the cost of this solicitation of proxies. We will solicit stockholders by mail and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have shares of our stock registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We also may use the services of our officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

     Voting of Proxies. All valid proxies received prior to the Annual Meeting will be voted. Where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the director-nominees and the proposals. A stockholder giving a proxy has the power to revoke his, her or its proxy at any time prior to the time it is voted by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the Annual Meeting and voting in person.

                               PROPOSAL NUMBER ONE
                              ELECTION OF DIRECTORS

     On March 7, 2003 our Board of Directors approved a resolution to set the size of our Board of Directors to seven (7) directors effective upon this Annual Meeting. Richard Adelson, Edward E. David and J. Paul Jones, who were elected as directors at our 2002 annual meeting are not standing for reelection. No disagreement exists between the Company and any of the directors not standing for reelection on the operations, policies or practices of the Company.

     The persons named in the enclosed proxy will vote FOR the seven nominees named below under "Director Nominees" as the seven directors, unless instructed otherwise in the proxy. Each director is to hold office until the 2004 Annual Meeting of Stockholders or until his successor is elected and duly qualified.

     The names and certain information concerning the persons to be nominated to become directors by the Board of Directors at the Annual Meeting are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW UNDER "DIRECTOR NOMINEES." It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons named below unless authority to vote for nominees has been withheld in the proxy. Although each of the persons nominated has consented to serve as a director, if elected, and the Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The following information regarding the Company's directors and nominees for director is relevant to your consideration of the persons proposed by the Board of Directors.

Information Concerning Nominees for Director

     Director Nominees. The table below sets forth certain information regarding the nominees to the Board of Directors. All but Phillip M. Berman, M.D. and Edward G. Cape, Ph.D. currently serve as directors of the Company.

Name                          Age         Position
----                          ---         --------
J. Thomas Parmeter            63          Chairman of the Board of Directors,
                                          Chief Executive Officer and President
George R. Walker (1)(2)       78          Director
Philip J. Davis (2)           73          Director, Secretary
Edward J. Hartnett (1)        71          Director
Kerry L. Kuhn, M.D.           53          Director
Phillip M. Berman, M.D.       49          Nominee
Edward G. Cape, Ph.D.         38          Nominee
---------------------

(1)  Member of the Stock Option and Compensation Committee of Board of
     Directors.
(2)  Member of the Audit Committee of Board of Directors.

     Mr. J. Thomas Parmeter has been the Company's President, Chief Executive Officer and Chairman of the Board of Directors since its inception in July 1988. He also served as its Chief Financial Officer from its inception until July 1992. From 1982 to November 1987, Mr. Parmeter was President, Chief Executive Officer and, from June 1987 to June 1988, Chairman of the Board of Syntro Corporation.

     Mr. George R. Walker has served as a Director of the Company since January 1989. Mr. Walker, retired since January 1985, was formerly the Vice President-Finance for Esso Europe, an operating division of the Exxon Corporation (now the Exxon Mobil Corporation).

     Mr. Philip J. Davis has been the Company's Secretary since January 1989. Mr. Davis has been a director of the Company since April 1994; he previously served as a director of the Company from January 1989 until October 1991. Mr. Davis is currently a private investor. He was with Credit Suisse First Boston Corporation as its Managing Director of Investment Banking since their acquisition of Donaldson, Lufkin & Jenrette in November 2000. Mr. Davis retired from that position effective January 1, 2001. Prior to that, he was a Managing Director of Investment Banking at Donaldson, Lufkin & Jenrette from June 1994 until November 2000. He was formerly Director, Institutional Sales, at Merrill Lynch, Inc. (formerly Merrill Lynch Capital Markets) from February 1991 until June 1994, and had been a Vice President at Merrill Lynch, Inc. since 1986.

     Mr. Edward J. Hartnett has served as a director of the Company since March 1996. Mr. Hartnett, retired since January 1996, previously served as a Company Group Chairman for the Johnson & Johnson Company, a diversified drug and medical products company. Mr. Hartnett is a past chairman of the Health Industry Manufacturers Association. Although Johnson & Johnson Development Company, an affiliate of Mr. Hartnett's previous employer (Johnson & Johnson Company), is a significant holder of the Company's Series D Preferred Stock, Series F Preferred Stock and Common Stock, Mr. Hartnett does not serve as a member of the Board pursuant to any arrangement, agreement or understanding with either the Company or Johnson & Johnson Company.

     Dr. Kerry L. Kuhn has served as a director of the Company since April 2000. Dr. Kuhn is currently a partner and Board certified practicing physician at the Omega Obstetrics and Gynecology Center in Coral Springs, Florida. Dr. Kuhn also serves as an adjunct professor in biology at the Nova University Department of Science, Math and Technology.

     Dr. Phillip M. Berman has been Vice-President of Eastman Kodak, Director of Business Development for Kodak Health Imaging, and Group Vice President for Life Sciences and Internet Enterprises since January 2000. From 1984 to 1991, Dr. Berman was a practicing radiologist and an operating officer of several medical service enterprises including the establishment of two radiology practices, the chairmanship of two hospital radiology departments, and the co-founder of two for-profit imaging centers. He has served as Chairman of a hospital Institutional Review Board and as a Medical Director of a radiology technology training program. From 1991 to 1997, Dr. Berman founded, was CEO, and subsequently Chairman of CompuRAD, a Windows-based medical imaging and networking software solutions company. Following the acquisition of CompuRAD in 1997 by Lumisys, Inc., Dr. Berman became President, and in 1999 CEO, of Lumisys, guiding the repositioning of the Company from a conventional medical device manufacturer to an internet appliance manufacturer. During this period, he established a Lumisys subsidiary, AuntMinnie.com, which has become the leading internet portal for the medical imaging professionals. Lumisys was acquired by Eastman Kodak in December 2000.

     Dr. Edward G. Cape is the Founder and has been the Managing Partner and Founder of the Sapphire Group LLC, a merchant banking firm in New York since December 2001. Dr. Cape serves on the Board of Directors of ThermoGenesis Corp. Prior to the Sapphire Group Dr. Cape was a Healthcare Investment Banker at UBS Warburg, focusing on financings and mergers & acquisitions for companies in the medical technology and biotechnology sectors. Prior to UBS Warburg, Dr. Cape was the Founding Director of the Cardiac Dynamics Laboratory at Children's Hospital of Pittsburgh (a research and consulting entity) and a faculty member in the Schools of Engineering and Medicine at the University of Pittsburgh.

     Currently, all directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. There are no family relationships among our directors and officers. There currently are no legal proceedings, and during the past five years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any director, director nominee or executive officer of the Company.

Attendance at Meetings

     During the fiscal year ended December 31, 2002, the Board of Directors held eighteen meetings. Each director serving on the Board of Directors in fiscal year ended December 31, 2002 attended at least 75% of the aggregate of the meetings of the Board of Directors and committees on which he served.

Board Committees

     In fiscal year ended December 31, 2002, the Company had a standing Stock Option and Compensation Committee and an Audit Committee. The Board does not have a separately standing nominating committee.

Stock Option and Compensation Committee

     The Stock Option and Compensation Committee met three times during the last fiscal year. During 2002, the Stock Option and Compensation Committee determined grants of stock options under, and administered, the 1989, 1992 and 2002 stock option plans of the Company, as well as its 1996 non-employee directors' stock option plan and employee stock purchase plan. The Stock Option and Compensation Committee also made recommendations to the Board on the annual salaries of all elected officers of the Company and made recommendations to the Board on compensation matters of the Company.

Audit Committee

     The Audit Committee met three times during the last fiscal year. The Audit Committee makes recommendations concerning the engagement of the Company's independent auditors, consults with the independent auditors concerning the audit plan and reviews the comments and recommendations resulting from the auditors' report, reviews the Company's accounting and financial reporting policies, controls and procedures, and reviews and approves the financial statements to be included in the Company's Annual Report on Form 10-KSB. The Audit Committee periodically meets with the Company's independent auditors without the presence of Company management. The responsibilities of the Audit Committee are more fully described in the Audit Committee's written charter, which was approved by the Board of Directors in fiscal year 2001 and included as Appendix A to the Company's definitive proxy statement for the Company's annual meeting of stockholders held in May 2001.

Directors Compensation

     No directors received any cash compensation for their services as directors during the 2002 fiscal year. All directors were reimbursed for their out-of-pocket expenses in attending meetings of the Board or committees thereof.

     Directors who are also not employees of the Company are granted options to purchase Common Stock under the Company's 1996 Non-Employee Directors' Stock Option Plan ("1996 Option Plan"). Under the 1996 Option Plan, each such director is granted an annual option to purchase 10,000 shares of Common Stock of the Company upon his or her election to the Board or on the first business day in June of each calendar year. Such options are exercisable six months after the date of grant at a price equal to the fair market value of the Common Stock on the date of grant. The number of shares available for grant in 2002 was not sufficient to grant 10,000 shares to each such director. Consequently, on September 20, 2002, Messrs. Adelson, David, Davis, Hartnett, Jones, Kuhn and Walker received options to purchase 2,850 shares of Common Stock at an exercise price of $0.30 per share under the 1996 Option Plan and received an additional 7,150 shares of Common Stock at an exercise price of $0.30 per share outside of the 1996 Option Plan.

Vote Required and Board of Directors' Recommendation

     If a quorum is present and voting, the persons receiving the greatest number of votes shall be the persons elected as directors.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE ABOVE
                                   NOMINEES.

                               PROPOSAL NUMBER TWO
                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
           TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     In March 2003, the Board of Directors declared it advisable and approved an amendment to increase the aggregate number of shares of Common Stock which the Company is authorized to issue from 60,000,000 shares to 120,000,000 shares (the "Amendment").

Approval of the Amendment

     If approved by the stockholders, the Amendment will become effective upon the filing of a Certificate of Amendment of Certificate of Incorporation with the Delaware Secretary of State. The amendment to Article IV of the Company's Certificate of Incorporation would change subsection (a) of Article IV of the Company's Certificate of Incorporation to read in its entirety and substantially as follows:

     "(a) The corporation is authorized to issue two classes of stock designated "Preferred Stock" and "Common Stock," respectively. The total number of shares of Preferred Stock authorized to be issued is Five Million (5,000,000) and each such share shall have a par value of one cent ($.01). The total number of shares of Common Stock authorized to be issued is One Hundred Twenty Million (120,000,000) and each such share shall have a par value of one cent ($.01)."

Purpose and Effect of the Amendment

     The Company is presently authorized to issue 60,000,000 shares of Common Stock, of which 33,938,535 shares were issued and outstanding at March 25, 2003, and 25,994,161 were reserved for issuance under certain warrants, convertible preferred stock and stock option plans and agreements. A balance of 117,304 authorized shares of Common Stock remained available for issuance without stockholder action. The 60,000,000 additional shares of Common Stock for which authorization is sought would have the same rights and privileges as the Common Stock presently outstanding.

     The principal purpose of the proposed Amendment is to provide the Company with the flexibility to issue shares of Common Stock for proper corporate purposes, which may be identified in the future, such as to effect future stock dividends or stock splits, to raise additional capital through the sale of securities, to acquire another company or its business or assets through the issuance of securities, or to establish a strategic relationship with a corporate partner through the exchange of securities.

     In addition, on March 25, 2003, the Company received gross proceeds of $3,005,000 from the sale of 30,050 shares of Series I Preferred Stock and associated common stock warrants. The Company's Board of Directors has authorized the issuance of up to 10,000 shares of Series I Preferred Stock and an associated number of common stock warrants to raise additional capital. There can be no assurance that such additional sales will occur. To the extent that the proposed increase to the number of shares of Common Stock which the Company is authorized to issue is approved by our stockholders and additional sales do occur, the Company will reserve a portion of the increased number of authorized Common Stock of the Company for issuance upon conversion of shares of Series I Preferred Stock and the exercise of associated common stock warrants.

     Because the Company currently has only 117,304 remaining shares of authorized and unissued or unreserved Common Stock, unless our stockholders approve the proposed increase in authorized common stock, the Company will not be able to raise a significant amount of additional capital pursuant to such Series I Preferred Stock and warrants financing. Furthermore, unless our stockholders approve the proposed increase in authorized Common Stock, the Company will not be able to raise a significant amount of additional equity capital in the future due to the lack of sufficient remaining shares of authorized and unissued or unreserved Common Stock.

     There will be no change in the voting rights, dividend rights, liquidation rights, preemptive rights or any other shareholder rights as a result of the proposed Amendment. The additional shares might be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present holders of Common Stock.

Potential Anti-Takeover Effect

     The proposed Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the proposal. The increased number of authorized shares of Common Stock could discourage, or be used to impede, an attempt to acquire or otherwise change control of the Company. The private placement of shares of Common Stock into "friendly" hands, for example, could dilute the voting strength of a party seeking control of the Company. Although the Company has no present intent to use the additional authorized shares of Common Stock for such purposes, if the Amendment is adopted, more capital stock of the Company would be available for such purposes than is currently available.

     Vote Required and Board of Directors' Recommendation

     The affirmative vote of a majority of the outstanding Common Stock and Series G Preferred Stock (on an as converted basis) is required to approve the Amendment.


      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE
                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION

                              PROPOSAL NUMBER THREE
                       AMENDMENT TO 2002 STOCK OPTION PLAN

Summary of, and Reason for, Proposal

     Our 2002 Stock Option Plan (the "2002 Plan") was adopted by our board of directors in March 2002 and approved by our stockholders in April 2002. The 2002 Plan initially reserved an aggregate of 1,500,000 shares of our common stock for issuance upon the exercise of options under the 2002 Plan. As of March 21, 2003, we had not yet issued any shares under the 2002 Plan.

     We maintain our 2002 Plan to provide incentive to employees, directors, advisors and consultants of the Company to encourage proprietary interests in the Company, to encourage employees to remain in the employment of the Company and to encourage directors, advisors and consultants to remain in the service of the Company. The Plan is also intended to help the Company attract new qualified employees, directors, advisors and consultants. We propose to amend the 2002 Plan to increase the aggregate number of shares of common stock that may be issued under the 2002 Plan from 1,500,000 to 9,000,000.

Summary of the Plan as Amended

     The full text of the 2002 Plan as proposed to be amended is set forth as Appendix A to this proxy statement. The material features of the 2002 Plan are described below.

     Administration

     The 2002 Plan is to be administrated either by the Board of Directors or, in the discretion of the Board by a committee consisting of two or more non-employee directors (the Board or in the alternative the committee of directors, is referred to as the "Administrator"). The Administrator has discretion to select the optionees who are to be granted options, determine the number of shares to be subject to options and to designate options as either incentive or nonstatutory stock options. The Administrator has full power and authority to operate, manage and administer the 2002 Plan and interpret and construe the 2002 Plan and the terms of all option agreements.

     Eligibility

     Options can be granted under the amended 2002 Plan to employees (who may be officers, whether or not they are directors) of the Company or its subsidiaries and non-employees to whom the offer of employment has been extended. Options may also be granted to directors, advisors and consultants of the Company. The Administrator retains discretion to award options to any participant under the 2002 Plan and no options have been granted under the 2002 Plan as of the date of this proxy statement.

     Determinations as to who will be selected in the future as participants in the 2002 Plan or the number of options to be granted have not been made. Since no such determinations have yet been made, it is not possible to state the terms of any individual grants which may be issued under the 2002 Plan or the names or positions or respective amounts of the allotment to any individual who may participate.

     As a condition of granting options, the Administrator may require that a participant surrender for cancellation options which had been previously granted to that person. A grant of an option which is conditional upon such surrender may have an option price which is lower or higher than the exercise price of the surrendered option and the new option shall cover such number of shares and other terms as the Administrator deems appropriate.

     Plan Limits

     The maximum number of shares of Common Stock with respect to which options may be granted under the 2002 Plan is currently 1,500,000 shares. If the proposed amendment is approved, this number would increase to 9,000,000. The limit is subject to adjustment for stock splits, stock dividends, recapitalizations and other similar events as provided for in the 2002 Plan. If the purchase price of an option or a tax liability is satisfied by the transfer or relinquishment to the Company of shares, then there shall be deemed to have been issued or transferred under the 2002 Plan only the net number of shares actually issued or transferred by the corporation. In the event an option granted under the 2002 Plan expires or is otherwise canceled or terminated, the shares allocable to the unexercised portion of such option shall again be available to be granted under the 2002 Plan, subject to certain limitations under Section 162(m) of the Internal Revenue Code.

     Option Grants

     Both incentive and nonstatutory stock options can be granted under the 2002 Plan. The exercise price for incentive stock options shall not be less than 100% of the fair market value on the grant date. The exercise price for a nonstatutory stock option shall not be less than 85% of the fair market value on the grant date. In the case of options granted to individuals holding 10% or more of the Company's outstanding stock, the exercise price shall not be less than 110% of the fair market value on the grant date.

     To the extent that the aggregate fair market value (determined as of the option grant date) of the shares with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year under the 2002 Plan and all other plans maintained by the Company exceeds $100,000, such excess options will be treated as nonstatutory stock options. An option agreement authorized under the 2002 Plan may contain such terms and provisions not inconsistent with the terms of the 2002 Plan as the Administrator shall deem advisable in its sole and absolute discretion.

     The Administrator may establish the vesting and other terms of each option provided, however, in any event, options shall be exercisable at a minimum rate of at least 20% per year over a period of five years from the grant date; however, in the case of options granted to directors, consultants, advisors or officers of the Company, options may become fully exercisable, subject to reasonable conditions such as continuation of employment, at any time during the period established by the Administrator. Within the limits of the 2002 Plan, the Administrator may modify an option, extend or renew outstanding options or accept the cancellation of outstanding options for the granting of new options in substitution therefor.

     The purchase price of the options is payable in cash; provided, however, if the applicable option agreement provides or the Administrator otherwise approves, the purchase price may be paid by the surrender of shares having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and shares equal to the purchase price. In the event the Company determines that state or federal income taxes are required to be withheld, as a condition to exercise the optionee must make arrangements satisfactory to the Company to enable it to satisfy the withholding requirements. Payment of withholding requirements may be made by cash, delivery of shares or a combination of cash and shares.

     Term and Transferability

     No option granted under the 2002 Plan may be exercisable after ten years from the grant date (or less, in the discretion of the Administrator). No incentive stock option granted to an individual who holds more than 10% of the voting power of all classes of the Company's outstanding stock shall be exercisable after the expiration of five years (or less, in the discretion of the Administrator) from the grant date. During the lifetime of an optionee, the option shall be exercisable only by the optionee or the optionee's guardian or legal representative and shall not be assignable or transferable. The option shall not be transferable by the optionee other than by will or the laws of descent and distribution.

     Cessation of Service

     If an optionee's employment or service with the Company ceases, other than as a result of death, disability or retirement, the optionee shall have 30 days after such cessation to exercise the option to the extent it was exercisable on the date of the optionee's cessation of employment or service. In the event an optionee's employment or service ceases by reason of death or disability, the optionee shall have 12 months after cessation by reason of death or disability to exercise the option to the extent it was exercisable on the date of cessation. If an optionee's employment or service with the Company ceases by reason of retirement, the optionee shall have 90 days after the date of retirement to exercise the option to the extent it was exercisable on the date of retirement. Notwithstanding the foregoing, the Administrator may provide for a longer period in the applicable option agreement as the Administrator deems advisable.

     Federal Income Tax Consequences

     The following is a brief summary of certain federal income tax consequences of certain transactions under the 2002 Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

     Nonstatutory Stock Options. In general no income will be recognized by the optionee at the time a nonstatutory stock option is granted. At the time the option is exercised, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the exercise date and the Company is entitled to a corresponding tax deduction in an amount equal to the optionee's ordinary income at that time. At the time of sale of shares acquired pursuant to the exercise of a nonstatutory stock option, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options. No income generally will be recognized by an employee upon the grant or exercise of an incentive stock option that meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. There are no tax consequences to the optionee upon exercise of an incentive stock option, except that the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax. If the shares of Common Stock acquired are not disposed of within two years from the date the incentive stock option was granted or within one year after the shares are transferred to the optionee, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If the above-described holding period requirements are not met, then a "disqualifying disposition" occurs and gain in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the option exercise price or (ii) the amount realized on disposition minus the option exercise price (except for certain "wash" sales, gifts or sales to related persons), is taxed as ordinary income to the optionee and the Company is entitled to a corresponding tax deduction in an amount equal to the optionee's ordinary income at that time. A gain in excess of this amount, if any, will be characterized as long-term capital gain if the optionee held the shares for more than one year.

     General Tax Law Considerations. The preceding paragraphs are intended to be merely a summary of the most important federal tax law consequences concerning a grant of options under the 2002 Plan and the disposition of shares of Common Stock issued thereunder in existence as of the date of this proxy statement. Participants in the 2002 Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an option or underlying stock issued under the 2002 Plan.

     Effect of Certain Changes

     The Administrator shall make or provide for adjustments in the total number of shares available for grant under the 2002 Plan, the exercise price and in the number or kind of shares or other securities covered by the 2002 Plan and outstanding options as it determines in its good faith to be required as a result of any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only if paid in Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.

     In the event of certain sales, mergers or consolidations of the Company, each outstanding option will remain exercisable as to all vested shares subject to the option prior to the effective date of such transaction. In such a case, the right to exercise options will last for twenty days. Five days prior to the effective date of the transaction, all outstanding options, to the extent not exercised by the optionees or assumed by the successor corporation (as described below), will terminate. Alternatively, in its sole and absolute discretion, the surviving or acquiring corporation (or the parent company of the surviving or acquiring corporation) may tender to any Optionee (or successor in interest) a substitute option or options to purchase shares of the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation). The substitute option would contain all terms and provisions required substantially to preserve the rights and benefits of all Options then held by the Optionee (or successor in interest) receiving the substitute option. Any other dissolution or liquidation of the Company would cause each Option to terminate.

     In addition, in the event of an actual or threatened takeover bid, tender offer or exchange offer for 20% or more of the Common Stock or other class of stock of the Company, or of certain filings by any person under Section 13(d) or 14(d) of the Exchange Act, the Administrator in its sole discretion (i) accelerate the vesting of outstanding options, (ii) pay cash to option holders in cancellation of their options and (iii) make adjustments and amendments to the 2002 Plan and outstanding options to permit substitution of new options for outstanding options.

     Amendment of 2002 Plan

     The Administrator may, with respect to shares at the time not subject to options, suspend or discontinue the 2002 Plan or revise or amend it in any respect whatsoever except that without the approval of the Company's shareholders no such revision or amendment shall (i) be made if shareholder approval is required by applicable law, regulation or the requirements of the Nasdaq Stock Market or any exchange or interdealer network where the Company's shares are trading or (ii) increase the number of shares which may be issued under the 2002 Plan. Without limiting the foregoing, the Administrator is entitled to amend the 2002 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations.

Vote Required and Board of Directors' Recommendation

     The affirmative vote of a majority of the shares of the Common Stock and Series G Preferred Stock (on an as converted basis) present in person or by proxy at the Annual Meeting and voting on the proposal is required for the approval of this proposal to approve and adopt the amendment to the 2002 Stock Option Plan.


    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE
                    AMENDMENT TO THE 2002 STOCK OPTION PLAN

                              PROPOSAL NUMBER FOUR
     APPROVAL OF AMENDMENT TO 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

Summary of, and Reason for, Proposal

     Our 1996 Non-employee Directors Stock Option Plan (the "1996 Plan") was adopted by our Board of Directors in February 1996 and approved by our stockholders in April 1996. The purpose of the 1996 Plan is to provide incentives that will attract and retain highly competent persons as directors of the Company by providing them with opportunities to acquire a proprietary interest in the Company. The 1996 Plan provides for the grant of non-qualified stock options to any director of the Company who is not an employee of the Company or any of its present or future parent or subsidiary corporations.

     The 1996 Plan initially reserved an aggregate of 250,000 shares of our common stock for issuance upon the exercise of options under the 1996 Plan. As of March 21, 2003, we only had 50 shares available for grant to new and existing directors. We propose to amend the 1996 Plan to increase the aggregate number of shares of common stock that may be issued under the 1996 Plan from 250,000 to 1,750,000.

Summary of the Plan as Amended

     The full text of the 1996 Plan as proposed to be amended is set forth as Appendix B to this proxy statement. The material features of the 1996 Plan are described below.

     Shares of Common Stock Subject to the Plan

     The shares to be delivered under the 1996 Plan will be made available from authorized but unissued shares of the Company's Common Stock. If any Option granted under the 1996 Plan terminates for any reason or expires before such Option is exercised in full, the shares covered by the unexercised portion of such Option may again be subject to an Option granted under the 1996 Plan.

     Administration

     To the extent required, the 1996 Plan will be administered by the Board of Directors or such committee as the Board of Directors may appoint. The 1996 Plan provides that any committee authorized by the Board of Directors to administer the 1996 Plan must consist of two or more directors of the Company.

     Under the 1996 Plan, the administrative powers of the Board of Directors include (but are not limited to) authority to (i) construe the 1996 Plan and any agreements defining the rights and obligations of the Company and the Participating Directors under the 1996 Plan, (ii) prescribe, amend and rescind rules and regulations relating to the 1996 Plan, and (iii) make all other determinations necessary or advisable for the administration of the 1996 Plan. Each Option granted under the 1996 Plan will be evidenced by an agreement (the "Option Agreement") executed by the Company and by the Participating Director grantee.

     Participation

     Under the 1996 Plan, whenever any person becomes a Participating Director of the Company for the first time, such person will be granted automatically an Option (an "Initial Option"), the date of grant of which will be the date such person became a Participating Director, to purchase 10,000 shares of Common Stock. In addition, on the first business day of June of each calendar year, during the term of the 1996 Plan, each Participating Director then in office will be granted automatically an Option (an "Annual Option"), the date of grant of which will be such date in June, to purchase 10,000 shares of Common Stock. Beginning after the Annual Meeting, such amounts shall be increased to 80,000 shares. Notwithstanding the above, no Participating Director may receive in any calendar year more than one Option pursuant to the 1996 Plan.

     Options may be exercised from time to time in accordance with the terms of the 1996 Plan and the applicable Option Agreement. No Initial or Annual Option may be exercised before six months after its date of grant. No Option granted under the 1996 Plan may be exercised after ten years from its date of grant.

     The purchase price of Common Stock under each Initial or Annual Option will be equal to the fair market value of the Common Stock on the date of the grant. Upon the exercise of an Option the purchase price will be payable in full in cash or its equivalent acceptable to the Company. In the discretion of the Board of Directors or administrative committee, the purchase price may be paid by the assignment and delivery to the Company of shares of Common Stock or a combination of cash and such shares equal in value to the exercise price. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their fair market value on the exercise date.

     Term and Transferability

     Each Option granted under the 1996 Plan which is not already exercisable will become immediately exercisable in full for a period of three years after the date of cessation of service or until the expiration of the stated term of the Option, whichever is shorter, if the Participating Director ceases to be a director by reason of his death, disability or "Normal Board Retirement" (as determined by the Board of Directors or administrative committee in accordance with the 1996 Plan); provided, however, that if a Participating Director dies or suffers a disability during the three-year period after Normal Board Retirement, such Option will remain exercisable in full for a period of three years after the date of such death or disability or until the expiration of the stated term of such Option, whichever period is shorter.

     If a Participating Director's service as a director terminates for reason other than death, disability or Normal Board Retirement, any portion of an Option held by such Participating Director which is not then exercisable will terminate and any portion of such Option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the stated term of such Option, whichever period is shorter. Notwithstanding the foregoing, if a Participating Director dies or suffers a disability during such three-month period, such Option may be exercised for a period of one year after the date of such Participating Director's death or disability or until the expiration of the stated term of such Option, whichever period is shorter, but only to the extent exercisable on the date of the Participating Director's death or disability.

     Options are not transferable except upon death, by will or by operation of the laws of descent and distribution, and can be exercised during the Participating Director's lifetime only by such person except that a Participating Director may be permitted to designate beneficiaries to exercise Options after his death.

     Federal Income Tax Consequences

     No taxable income will be realized by a Participating Director upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the Participating Director must include in his or her income the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. The Company is entitled to a deduction of this amount for federal income tax purposes. A Participating Director's new basis in the Common Stock acquired upon exercise of a nonqualified stock option will generally be the fair market value of the shares on the date of exercise. Upon a subsequent disposition of such shares of Common Stock, the Participating Director will ordinarily realize a capital gain or loss to the extent of any intervening appreciation or depreciation. If a Participating Director disposes of the Common Stock more than one year after the date of exercise, such capital gain or loss will be treated as long-term capital gain or loss.

     Amendment of 1996 Plan

     The 1996 Plan provides that the Board of Directors may, at any time, amend, suspend or terminate the 1996 Plan; provided, however, that, except for the power of the Board of Directors to adjust the terms of the 1996 Plan in certain circumstances, no action by the Board of Directors without approval of the stockholders may change the class of persons eligible to participate in the 1996 Plan or increase the aggregate number of shares subject to the 1996 Plan. In addition, no amendment, suspension or termination of the 1996 Plan will, without the consent of the Participating Director, alter the terms of any Option outstanding under the 1996 Plan. Furthermore, the 1996 Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Unless sooner terminated the 1996 Plan will terminate in February 2006, but such termination will not affect any Option previously granted.

Vote Required and Board of Directors' Recommendation

     The affirmative vote of a majority of the shares of the Common Stock and Series G Preferred Stock (on an as converted basis) present in person or by proxy at the Annual Meeting and voting on the proposal is required for the approval of this proposal to approve and adopt the amendment to the 1996 Plan.


    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE
           AMENDMENT TO 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                              PROPOSAL NUMBER FIVE
                     RATIFICATION OF APPOINTMENT OF AUDITORS

     Our Board of Directors has selected Peterson & Company as independent auditors to audit our financial statements for the fiscal year ending December 31, 2003.

     On April 24, 2001, Ernst & Young LLP, which had been our independent accountants since our inception in 1988, terminated its auditor relationship with us and declined to stand for re-election as our independent auditor. Ernst & Young LLP's reports on our financial statements for the two fiscal years ended December 31, 1999 and 2000 have not contained an adverse opinion or disclaimer of opinion, nor have they contained any modifications as to uncertainty (except that their report on the 2000 financial statements contained an uncertainty paragraph related to our ability to continue as a going concern), scope or accounting principles. During the two fiscal years ended December 31, 1999 and 2000 and since that date through the date hereof, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of any such disagreements in connection with its reports.

     The Company previously provided Ernst & Young LLP with a copy of the above disclosures. Ernst & Young LLP furnished the Company with a letter addressed to the Securities and Exchange Commission stating that Ernst & Young agrees with the above disclosures. A copy of this letter was attached as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on April 27, 2001.

     The Audit Committee interviewed Peterson & Company and recommended to the Board of Directors that Peterson & Company be selected to replace Ernst & Young LLP. The Board of Directors approved the selection and on April 24, 2001, we engaged Peterson & Company as our independent auditor to audit our financial statements for the fiscal years ended December 31, 2001 and December 31, 2002. Professional services performed by Peterson & Company for the fiscal year ended December 31, 2002 consisted of an audit of the financial statements of the Company, consultation on interim financial information, services related to filings with the Securities and Exchange Commission, meetings with the Company's Audit Committee, and consultation on various matters relating to accounting and financial reporting.

     Peterson & Company's report on our financial statements for the fiscal years ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor did it contain any modifications as to uncertainty, scope or accounting principles. Furthermore, for the fiscal year ended December 31, 2002, there were no disagreements with Peterson & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Peterson & Company's satisfaction, would have caused Peterson & Company to make reference to the subject matter of any such disagreements in connection with its reports.

     The Audit Committee approved in advance or ratified each of the major professional services provided by Peterson & Company and considered the possible effect of each such service on the independence of that firm.

     The independent auditors meet periodically with the Audit Committee of the Board. The members of the Audit Committee in 2002 were Mr. Adelson, Mr. Davis, and Mr. Walker.

     Representatives of Peterson and Company are not expected to be present at the Annual Meeting. Members of the Audit Committee will be available to respond to appropriate questions during the Annual Meeting.

     Accounting fees for the last two fiscal years were as follows:


                                                        2001             2002
                                                        ----             ----
            Audit Fees                                $42,576          $45,150
            Audit-Related Fees                            -                -
            Tax Fees (1)                              $ 3,045           $4,563
            All Other Fees (2)                        $21,036          $14,627

            (1) Includes fees for tax compliance.
            (2) Includes fees for review of registration statements and issuance of consents.

     The Audit Committee has considered whether the provision of the services covered by these other fees is compatible with maintaining the independence of Peterson & Company.


Vote Required and Board of Directors' Recommendation

     The affirmative vote of a majority of the shares of the Common Stock and Series G Preferred Stock (on an as converted basis) present in person or by proxy at the Annual Meeting and voting on the proposal is required for the approval of this proposal for ratification of appointment of Peterson & Company as the Company's independent auditors for the fiscal year ending December 31, 2003.


 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
  APPOINTMENT OF PETERSON & COMPANY AS THE COMPANY'S INDEPENDENT AUDITORS FOR
                   THE FISCAL YEAR ENDING DECEMBER 31, 2003.

     The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the Securities and Exchange Commission, subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The committee oversees the Company's financial reporting process on behalf of the Board of Directors and the committee's written charter as approved by the Board of Directors (filed with the Securities and Exchange Commission as Appendix A to the Company's Definitive Proxy Statement on Form 14A on April 25,
2001). In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Company's annual report for fiscal year 2002 with management, who has the primary responsibility for the financial statements and the reporting process. As part of its review, the committee discussed the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed under generally accepted accounting principles and SAS 61 (Codification of Statements on Auditing Standards, AU 380). In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence. The committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No.1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committee), as may be modified or supplemented, and has discussed with the independent auditors the independent auditor's independence.

     The committee discussed with the independent auditors the overall scope and plans for their audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and procedures, and the overall quality of its financial reporting. The committee held three such meetings during the year ended December 31, 2002.

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on From 10-KSB for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of Peterson & Company as the Company's independent auditors for fiscal year 2003.


                                 The Audit Committee


                                 Richard Adelson
                                 Philip J. Davis
                                 George R. Walker

March 25, 2003

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of March 25, 2003 with respect to (i) all persons known by the Company to be the beneficial owner of more than 5% of the Common Stock and Series G Preferred Stock (on an as converted basis), if any, (ii) all Directors and nominees for Director, (iii) each executive officer named below and (iv) all directors and executive officers as a group. The business address of each of the Company's directors and named executive officers is the Company's address unless otherwise stated in the table below.


                                                             Shares Beneficially Owned(1)(2)
Name and Address                                             -------------------------------
of Beneficial Owner                                            Number              Percentage
-------------------                                            ------              ----------

J. Thomas Parmeter(3)(4)(5)(6).......................         1,131,777              3.75%
Philip J. Davis(3)(4)(5)(7) .........................         1,280,345              4.26%
J. Paul Jones(3)(4)(8)...............................            56,000                  *
Phillip M. Berman, M.D.(4)...........................                 0                  *
Edward G. Cape, Ph.D.(4).............................           100,000                  *
Johnson & Johnson Development Company(9).............         5,582,672             16.22%
     One Johnson & Johnson Plaza
     New Brunswick, New Jersey  08933
Taurus Advisory Group(10)............................        15,269,136             46.95%
     2 Landmark Square
     Stamford, Connecticut 06901
George R. Walker(3)(4)(11)...........................           171,012                  *
Edward E. David, Ph.D.(3)(12)........................            61,107                  *
Edward J. Hartnett(3)(4)(13).........................            60,000                  *
Richard Adelson(3)(14)...............................           408,600              1.37%
Kerry L. Kuhn, M.D.(3)(4)(15)........................           480,000              1.61%
Joseph Cappello, Ph.D.(5)(16) .......................           400,748              1.33%
Franco A. Ferrari, Ph.D.(5)(17)......................           363,209              1.21%
John E. Flowers (5)(18)..............................           362,184              1.21%
Russell Stern(19) ...................................         1,429,223              5.75%
     c/o Protein Polymer Technologies, Inc.
     10655 Sorrento Valley Road
     San Diego, California 92121
Redec & Associates LLC(20) ..........................         5,994,500             18.87%
All directors and executive officers
as a group (13 persons)(21)..........................         4,874,982             15.33%

-----------------------
*    Amount represents less than one percent of the Common Stock.
(1) Information with respect to beneficial ownership is based upon the Company's stock records and data supplied to the Company by the holders.
(2) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to joint ownership with spouses and community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(3)  Director.
(4)  Nominee for Director.
(5)  Executive Officer.
(6)  Includes (i) 250,000 shares subject to options exercisable within 60 days,
     (ii) 100,000 warrants exercisable within 60 days (which warrants were issued in connection with the exercise and exchange of the Company's Series G 2nd Exchange Warrants) and (iii) 30,000 shares issuable upon conversion of 150 shares of the

     Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
(7)  Includes (i) 60,000 shares subject to options exercisable within 60 days,
     (ii) 100,000 warrants exercisable within 60 days (which warrants were issued in connection with the exercise and exchange of the Company's Series G 2nd Exchange Warrants) and (iii) 100,000 shares issuable upon conversion of 500 shares of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
(8)  Includes 56,000 shares subject to options exercisable within 60 days.
(9) Includes (i) 920,480 shares of Common Stock, (ii) 115,000 shares issuable upon conversion of 897 shares of the Company's Series D Preferred Stock convertible within 60 days, (iii) 3,387,179 shares issuable upon conversion of 26,420 shares of the Company's Series F Preferred Stock convertible within 60 days, (iv) 1,078,800 shares issuable upon conversion of 8,091 shares of the Company's Series H Preferred Stock convertible within 60 days and (v) 81,213 shares subject to warrants exercisable within 60 days (which warrants were issued in connection with the issuance of the Company's Series H Preferred Stock). The conversion price of each share of Series D Preferred Stock and Series F Preferred Stock is calculated by dividing $100 by the closing price of our Common Stock on March 21, 2003. The conversion price of each share of Series H Preferred Stock is calculated by dividing $100 by $0.75.
(10) Includes (i) 12,509,607 shares of Common Stock held by clients of Taurus Advisory Group, (ii) 37,500 shares subject to options exercisable within 60 days, (iii) 350,607 warrants exercisable within 60 days held by clients of Taurus Advisory Group (which warrants were issued in connection with the exercise and exchange of the Company's Series G 2nd Exchange Warrants),
     (iv) 1,830,000 shares issuable upon conversion of 10,000 shares of the Company's Series G Preferred Stock convertible within 60 days held by clients of the Taurus Advisory Group (such Series G Preferred Stock votes with the Common Stock on an as converted basis), and (v) 541,422 shares issuable upon conversion of the Company's Series H Preferred Stock convertible within 60 days held by clients of the Taurus Advisory Group. Taurus Advisory Group disclaims beneficial ownership of securities held by its clients.
(11) Includes 45,000 shares subject to options exercisable within 60 days.
(12) Includes 35,000 shares subject to options exercisable within 60 days.
(13) Includes 60,000 shares subject to options exercisable within 60 days.
(14) Includes (i) 30,000 shares subject to options exercisable within 60 days and (ii) 100,000 shares issuable upon conversion of 500 shares of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
(15) Includes (i) 25,000 shares subject to options exercisable within 60 days and (ii) 80,000 shares issuable upon conversion of 400 shares of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
(16) Includes 325,000 shares subject to options exercisable within 60 days.
(17) Includes 272,500 shares subject to options exercisable within 60 days.
(18) Includes 270,000 shares subject to options exercisable within 60 days.
(19) Includes (i) 20,000 shares subject to options exercisable within 60 days,
     (ii) 150,000 warrants exercisable within 60 days (which warrants were issued in connection with the exercise and exchange of the Company's Series G 2nd Exchange Warrants) and (iii) 150,000 shares issuable upon conversion of 750 shares of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
(20) Includes 2,000,000 warrants exercisable within 60 days (which warrants were issued in connection with the exercise and exchange of the Company's Series G 2nd Exchange Warrants).
(21) Includes (i) 1,528,500 shares subject to options exercisable within 60 days, (ii) 200,000 shares subject to warrants exercisable within 60 days, and (iii) 310,000 shares subject to preferred stock convertible within 60 days.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2002 regarding equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.



-----------------------------------------------------------------------------------------------------------------
                                       Number of                                             Number of
                               Securities to be issued     Weighted-average     securities remaining available
                                   upon exercise of        exercise price of          for future issuance
                                 outstanding options,    outstanding options,   under equity compensation plans
                                     warrants and            warrants and           (excluding securities
          Plan Category                rights                   rights             reflected in column (a))
-----------------------------------------------------------------------------------------------------------------

                                         (a)                      (b)                         (c)
Equity Compensation Plans
approved by security holders
     Stock Option Plans(1)             1,941,450                $1.020                     1,500,050
     Employee Stock Purchase Plan(2)        -                     -                           80,165
Equity Compensation Plans not
approved by security holders(3)          664,050                $0.571                         n/a
-----------------------------------------------------------------------------------------------------------------

1 Includes shares of common stock to be issued upon exercise of stock options granted under the 1989 Employee Stock Option Plan, the 1992 Employee Stock Option Plan, the 2002 Employee Stock Option Plan, and the 1996 Non-employee Director's Stock Option Plan.
2 Includes shares of common stock available for future issuance under the Employees Stock Purchase Plan.
3 Includes shares of common stock to be issued upon exercise of out-of-plan non-qualified options granted.
______________________________

                             EXECUTIVE COMPENSATION

     The following table shows for the periods indicated the compensation paid to or accrued to, or for the benefit of, each of the named executive officers of the Company for services rendered to the Company during 2002.


                                                 Summary Compensation Table


                                                          Annual Compensation                    Long Term Compensation
                                                          -----------------------------------    ----------------------------
                                                                                                  Restricted     Securities
                                                                                  Other Annual      Stock        Underlying
 Name and Principal Position                       Year       Salary    Bonus     Compensation      Awards         Options
 ---------------------------                       ----       ------    -----     ------------      ------         -------


 J. Thomas Parmeter.............................   2002      $212,000     -0-               -0-          -0-       50,000
 President, Chief Executive Officer                2001      $212,000     -0-               -0-          -0-          -0-
 and Chairman of the Board                         2000      $212,000     -0-               -0-          -0-          -0-

 Joseph Cappello, Ph.D. ........................   2002      $137,000     -0-               -0-          -0-       50,000
 Vice President  Research and                      2001      $137,000     -0-               -0-          -0-       70,000
 Development, Director- Polymer                    2000      $137,000     -0-               -0-       $1,328       10,000
 Research and Chief Technical Officer

 Franco A. Ferrari, Ph.D. ......................   2002      $127,700     -0-               -0-          -0-       50,000
 Vice President  Laboratory                        2001      $127,700     -0-               -0-          -0-       70,000
 Operations and Polymer Productions,               2000      $127,700     -0-               -0-       $1,328       10,000
 Director- Molecular Genetics

 John E. Flowers................................   2002      $125,000     -0-               -0-          -0-       50,000
 Vice President-Planning and                       2001      $125,000     -0-               -0-          -0-       70,000
 Operations                                        2000      $125,000     -0-               -0-       $1,328       10,000

Option Grants In Last Fiscal Year

     The following table provides information about the number of options granted to each of the named executive officers of the Company during the fiscal year ended December 31, 2002. No stock appreciation rights were granted to any executive officer during the last fiscal year.


                               Number of Securities        % of Total Options
                                Underlying Options        Granted to Employees        Exercise          Expiration
Name                              Granted (#)(1)             In Fiscal Year         Price ($/sh)           Date
----                           ----------------------------------------------------------------------------------------

J. Thomas Parmeter                     50,000                       13%                   $.37      November 25, 2012

Joseph Cappello, Ph.D.                 50,000                       13%                   $.37      November 25, 2012

Franco A. Ferrari, Ph.D.               50,000                       13%                   $.37      November 25, 2012

John E. Flowers                        50,000                       13%                   $.37      November 25, 2012


(1) 10,000 options will become exercisable per year beginning on November 25, 2002.

                 Aggregated Option Exercises In Last Fiscal Year
                        And Fiscal Year-End Option Value

     The following table provides information about the number of unexercised options held by each of the named executive officers of the Company at December 31, 2002. None of the executive officers exercised options during the fiscal year. The Company has not granted stock appreciation rights to any named executive officer.



                                 Shares                    Number of Securities            Value of Unexercised
                                Acquired         Value     Underlying Unexercised          In-the-Money Options
Name                         on Exercise (#)   Realized    Options at Fiscal Year End      At Fiscal Year End(1)
----                         ---------------   --------    --------------------------      ------------------

                                                           Exercisable    Unexercisable    Exercisable    Unexercisable
                                                           -----------    -------------    -----------    -------------
J. Thomas Parmeter                     -0-          -0-        200,000           50,000             $0           $15,000

Joseph Cappello, Ph.D.                 -0-          -0-        247,000           78,000             $0           $13,590

Franco A. Ferrari, Ph.D.               -0-          -0-        200,500           72,000             $0           $13,300

John E. Flowers                        -0-          -0-        198,000           72,000             $0           $13,300


(1) calculated using the closing price of $0.67 per share as of December 31, 2002.

     The Company does not have a defined benefit or actuarial pension plan. The Company does not have a long-term incentive plan and did not make any long term awards in 2002.

Employment Agreements

     On December 31, 2002, the Company entered into employment agreements with each of Mr. Parmeter, Dr. Cappello, Dr. Ferrari and Mr. Flowers, calling for annual base salaries of $212,000, $137,000, $127,000 and $125,000, respectively, as well as certain other customary benefits. These agreements expire on December 31, 2005, unless terminated prior to that date by the Company or the executive. These agreements provide that if any of the executives' employment is terminated by the Company without cause and the Company has cash and cash equivalents of at least $800,000, as reflected on the Company's most recent balance sheet as set forth in its most recent periodic filing with the Securities and Exchange Commission, then such executive shall be entitled to continue to receive his base salary until the expiration date of the agreement in the case of Mr. Parmeter and until the earlier of the expiration date of the agreement or three months after such termination, in the case of the other three executives. Furthermore, each of these executives may terminate his employment for a "good reason" following a change in control of the Company. A "good reason" means a reduction in salary, a material reduction in positions, duties or responsibilities or the failure of the Company to have its successor assume the Company's obligations under the employment agreement. If any executive were to terminate his employment for a good reason, the Company would be obligated to pay such executive a lump sum payment equal to 2.99 times his base salary then in effect in the case of Mr. Parmeter and 2.0 times in the case of the other three executives, plus any other vested benefits.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("Section 16 Participants"), to file reports of ownership and changes in ownership with the SEC. Such persons are required to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely on review of the copies of such forms furnished to the Company, or representations that no such forms were required, the Company believes that during 2002 all Section 16 Participants complied with all applicable Section 16(a) filing requirements.


                                  OTHER MATTERS

     Management knows of no other business to be presented at the Annual Meeting. If other matters do properly come before the Annual Meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the proxy to vote on such matters according to their best judgment.

                             STOCKHOLDER INFORMATION

     ANY PERSON FROM WHOM PROXIES FOR THE MEETING ARE SOLICITED MAY OBTAIN, IF NOT ALREADY RECEIVED, FROM THE COMPANY, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE 2002 FISCAL YEAR BY WRITTEN REQUEST ADDRESSED TO THE COMPANY, 10655 SORRENTO VALLEY ROAD, SAN DIEGO, CALIFORNIA 92121, ATTENTION: INVESTOR RELATIONS DEPARTMENT. THE ANNUAL REPORT ON FORM 10-KSB IS NOT SOLICITING MATERIAL AND IS NOT INCORPORATED IN THIS DOCUMENT BY REFERENCE.

                              STOCKHOLDER PROPOSALS

     Proposals by stockholders to be presented at the Company's 2004 annual meeting must be submitted in writing to the Company's Secretary, 10655 Sorrento Valley Road, San Diego, California 92121 no later than 120 days prior to April 1, 2004, in order to be considered for inclusion in the Company's proxy statement and form of proxy for such meeting. Furthermore, proposals by stockholders submitted outside the process of Rule 14a-8 under the Securities Exchange Act of 1934 may be considered untimely and ineligible to properly come before the Company's 2004 annual meeting if such proposal is not submitted at least 45 days prior to April 1, 2004.


                                    By Order of the Board of Directors,


                                    PHILIP J. DAVIS
                                    Secretary

Dated: April __, 2003

                                  APPENDIX "A"
                         Amended 2002 Stock Option Plan


                       PROTEIN POLYMER TECHNOLOGIES, INC.
                             2002 STOCK OPTION PLAN

     1. PURPOSE. The Plan is intended to provide incentive to employees, directors, advisors and consultants of the Corporation to encourage proprietary interest in the Corporation, to encourage such employees to remain in the employ of the Corporation or such directors, advisors and consultants to remain in the service of the Corporation, and to attract new employees, directors, advisors and consultants with outstanding qualifications.

     2. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

          (a) "Administrator" shall mean the Board or the Plan Committee of the Board, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

          (b) "Board" shall mean the Board of Directors of the Corporation.

          (c) "Change of Control" shall mean, a change of control of a nature that would be required to be reported in response to Item 1 of Form 8-K required to be filed pursuant to the Exchange Act; provided that, without limitation, such a Change of Control shall be deemed to have occurred if:

              (i) the Shareholders of the Company approve a definitive agreement to sell, transfer, or otherwise dispose of all or substantially all of the Company's assets and properties; or

              (ii) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than the Company or any "person" who as of the date this Plan is adopted by the Board, is a director or officer of the Company (including any trust of such director or officer), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; provided, however, that the following shall not constitute a "Change of Control" of the Company:

                   (a) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities);

                   (b) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

                   (c) upon the death of any person who as of the date of this Agreement is a director or officer of the Company, the transfer (x) by testamentary disposition or the laws of intestate succession to the estate or the legal beneficiaries or heirs of such person, or (y) by the provisions of any living trust to the named current income beneficiaries thereof of the securities of the Company beneficially owned by such director or officer of the Company; or

              (iii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

              (iv) the shareholders of the Company approve the dissolution of the Company or a definitive agreement to merge or consolidate the Company with or into another entity in which the Company is not the continuing or surviving corporation or pursuant to which any shares of the Company's stock would be converted into cash, securities or other property of another entity, other than a merger of the Company in which holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock (or equivalent securities) of the surviving entity immediately after the merger as immediately before.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "Commission" shall mean the Securities and Exchange Commission.

          (f) "Common Stock" shall mean the common stock of the Corporation and any class of shares into which such common stock hereafter may be converted or reclassified.

          (g) "Corporation" shall mean Protein Polymer Technologies, Inc., a Delaware corporation.

          (h) "Disability" shall mean a medically determinable physical or mental impairment which has made an individual incapable of engaging in any substantial gainful activity. A condition shall be considered a Disability only if (i) it can be expected to result in death or has lasted or it can be expected to last for a continuous period of not less than twelve (12) months, and (ii) the Administrator, based upon medical evidence, has expressly determined that Disability exists.

          (i) "Employee" shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation.

          (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (k) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

          (l) "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

              (i) If the Shares are (A) listed on an exchange, the closing price as reported for composite transactions on the date of valuation, or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, or (B) traded over-the-counter on the National Market System (the "NMS") of The Nasdaq Stock Market, Inc. ("NASDAQ"), the last sale price on the business day immediately prior to the date of valuation, or, if no sale occurred on such date, then the mean between the highest bid and lowest asked prices as of the close of business on the business day immediately prior to the date of valuation, as reported in NASDAQ;

              (ii) If the Shares are not traded on an exchange or the NMS but are otherwise traded over-the-counter, the mean between the highest bid and lowest asked prices quoted in NASDAQ as of the close of business on the date of valuation, or, if on such day such Shares are not quoted in NASDAQ, the mean between the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; or

              (iii) If neither clause (i) nor (ii) above applies, the Fair Market Value shall be determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

          (m) "Grant Date" shall mean the date on which the granting of an Option is authorized by the Administrator or such other date as prescribed by the Administrator.

          (n) "Incentive Stock Option" shall mean an option described in Section 422 of the Code.

          (o) "Nonstatutory Stock Option" shall mean an option that does not meet the requirements of Section 422(b) of the Code or is not intended to be an Incentive Stock Option.

          (p) "Option" shall mean any stock option granted pursuant to the Plan. An Option shall be granted as of the Grant Date.

          (q) "Option Agreement" shall mean a written stock option agreement evidencing the grant of an Option.

          (r) "Option Limit" shall have the meaning assigned to it in Section 6.

          (s) "Optionee" shall mean a Participant who has received an Option.

          (t) "Participant" shall have the meaning assigned to it in Section 5(a) hereof.

          (u) "Plan" shall mean this Protein Polymer Technologies, Inc. 2002 Stock Option Plan, as it may be amended from time to time.

          (v) "Plan Committee" shall mean a committee of two or more directors appointed by the Board to administer the Plan.

          (w) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

          (x) "Retirement" shall mean the voluntary termination of employment by an employee after qualifying for early or normal retirement under any pension plan or profit sharing or benefit plan of the Corporation or its Subsidiaries. If an employee is not covered by any such plan, "Retirement" shall mean voluntary termination of employment after the employee has attained age sixty-five (65) and after the employee has attained the tenth (10th) anniversary of his or her last preceding date of hire, or as otherwise determined in the Administrator's sole discretion.

          (y) "Section 16 Participant" shall mean a Participant who is (or, in the opinion of the Administrator, may be) generally subject to the Section 16 Requirements with respect to purchases and sales of Common Stock or other equity securities of the Corporation.

          (z) "Section 16 Requirements" shall mean the those obligations and requirements imposed on officers and directors by Sections 16(a) and 16(b) of the Exchange Act and the rules of the Commission promulgated thereunder.

          (aa) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (bb) "Subsidiary" shall mean any subsidiary corporation as defined in
Section 425(f) of the Code.

          (cc) "Share" shall mean one share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

          (dd) "Transfer Agent" shall mean a third-party organization retained by the Corporation to maintain the stock transfer records of the Corporation.

     3. EFFECTIVE DATE. The Plan was adopted by the Board effective March 21, 2002. Options granted prior to obtaining shareholder approval in accordance with
Section 16 of the Plan shall be granted subject to such shareholder approval and must be rescinded if such approval is not obtained in accordance with such section.

     4.   ADMINISTRATION.

          (a) Administrator. Subject to subsection (c) below, the Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Plan Committee which shall be appointed by the Board as provided in the Corporation's Bylaws. The Board may from time to time remove members from, or add members to, the Plan Committee. Vacancies on the Plan Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Plan Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

          (b) Powers of Administrator. The Administrator shall from time to time at its discretion select the Optionees who are to be granted Options, determine the number of Shares to be subject to Options to be granted to each Optionee and designate such Options as Incentive Stock Options or Nonstatutory Stock Options. The Administrator shall have full power and authority to operate, manage and administer the Plan and interpret and construe the Plan and the terms of all Option Agreements. The interpretation and construction by the Administrator of any provision of the Plan or of any Option or Option Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

          (c) Disinterested Administration. If the Common Stock is registered under the Exchange Act and Section 16 Participants are to receive Options hereunder, this Plan shall be administered by the Board or by a Plan Committee consisting solely of two or more directors each of whom shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) of the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

     5.   PARTICIPATION.

          (a) Eligibility. The Optionees shall be such persons (collectively, "Participants"; individually a "Participant") as the Administrator may select from among the following classes of persons, subject to the terms and conditions of Section 5(b) below:

              (i) Employees (who may be officers, whether or not they are directors) of the Corporation or of a Subsidiary and non-employees to whom an offer of employment has been extended; and

              (ii) directors, advisors and consultants of the Corporation or a Subsidiary.

     Notwithstanding provisions of the first paragraph of this Section 5(a), the Administrator may at any time or from time to time designate one or more directors as being ineligible for selection as Participants in the Plan for any period or periods of time. The Administrator may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Option to a Participant that the Participant surrender for cancellation some or all of the Options which have been previously granted to such person under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option, may cover the same (or a lesser or greater) number of shares as such surrendered Option, may contain such other terms as the Administrator deems appropriate, and shall be exerciseable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option.

          (b) Ten-Percent Shareholders. A Participant who, at the time of grant, owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation shall not be eligible to receive an Option unless the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the Grant Date.

          (c) Stock Ownership. For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option shall not be counted.

          (d) Outstanding Stock. For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include Shares authorized for issue under outstanding Options held by the Optionee or by any other person.

     6. STOCK. The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan at any time shall not exceed 9,000,000 Shares (the "Option Limit"), subject to adjustment as provided for in this Plan. Notwithstanding the foregoing, upon the full or partial payment of any Purchase Price by the transfer to the Corporation of Shares or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Shares, there shall be deemed to have been issued or transferred under this Plan only the net number of Shares actually issued or transferred by the Corporation. In the event any outstanding Option granted under this Plan for any reason expires or is canceled or terminated, the Shares allocable to the unexercised portion of such Option shall again be available to be granted as Options under this Plan. Notwithstanding the previous sentence, to the extent required by Section 162(m) of the Code, Shares subject to Options which are canceled continue to be counted against the Option Limit and if, after an Option grant, the price of Shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Option Limit. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified in Section 10.

     7.   TERMS AND CONDITIONS OF OPTIONS.

          (a) Stock Option Agreements. Each Option shall be evidenced by an Option Agreement in such other form as the Administrator shall from time to time determine. Such Option Agreements need not be identical but shall comply with and be subject to the terms and conditions set forth in this Section 7.

          (b) Nature of Option. Each Option shall state whether it is an Incentive Stock Option or a Nonstatutory Stock Option.

          (c) Optionee's Undertaking. Each Optionee shall agree to remain in the employ or service of the Corporation and to render services for a period as shall be determined by the Administrator, from the Grant Date of the Option or such other date agreed to by the Optionee and the Corporation, but such agreement shall not impose upon the Corporation any obligation to retain the Optionee in their employ or service for any period.

          (d) Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

          (e) Exercise Price; Exercise of Options. Each Option shall state the Exercise Price. The Exercise Price in the case of an Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the Grant Date. The Exercise Price in the case of any Nonstatutory Stock Option, shall not be less than Eighty-five percent (85%) of the Fair Market Value on the Grant Date. The Exercise Price in the case of any Incentive Stock Option granted to persons other than to an Optionee described in Section 5(b) hereof, shall not be less than the Fair Market Value on the Grant Date. At the sole discretion of the Administrator, any Option granted under this Plan to any Participant may be exercisable in whole or in part immediately upon the grant thereof, or only after the occurrence of a specified event and/or only in installments, which installments may be equal or otherwise, and which installments may vary as to the number thereof as well as to whether any unexercised installments are cumulative through the life of a particular Option; provided that, in any event, such Option shall be exercisable at a minimum rate of at least twenty percent (20%) per year over the period five years from the Grant Date for the Option in question; however, in the case of an Option granted to a Participant who is a director, consultant, advisor or officer of the Corporation, the Administrator may provide that the Option may become fully exercisable, subject to reasonable conditions such as continued employment or service to the Corporation, at any time or during any period established by the Administrator.

          (f) Medium and Time of Payment; Notice. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides, or the Administrator in its sole discretion otherwise approves thereof, the Purchase Price may (to the extent permitted by applicable law) be paid by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price.

     In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Optionee must make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements before the Optionee shall be permitted to exercise the Option. Payment of such withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of the Optionee, or by the Corporation not issuing such number of Shares subject to the Option, having a Fair Market Value at the time of exercise equal to the amount to be withheld or (iii) any combination of (i) and (ii) above.

     The Optionee shall exercise an Option by completing and delivering to the Corporation, concurrently with the payment of the Purchase Price in the manner described above, an exercise notice in such form as the Administrator shall from time to time determine.

          (g) Term and Non-Transferability of Options. Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years (or less, in the discretion of the Administrator) from the Grant Date; except that no Incentive Stock Option granted to an Optionee described in Section 5(b) hereof shall be exercisable after the expiration of five (5) years from the Grant Date (or less, in the discretion of the Administrator). During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative and shall not be assignable or transferable. The Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be null and void and, at the Corporation's option, shall cause all of the Optionee's rights under the Option to terminate.

          (h) Cessation of Employment (Except by Death, Disability or Retirement). If an Optionee's employment or service with the Corporation ceases for any reason or no reason, whether voluntarily or involuntarily, with or without cause, other than pursuant to death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions referred to in
Section 7(g) above, to exercise the Option at any time within thirty (30) days after such cessation or such longer period as may be provided in the applicable Option Agreement as the Administrator may deem advisable, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of such cessation, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

     For purposes of this Section 7(h), the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth
(90th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract, and the applicable Option Agreement shall not provide for a longer period.

          (i) Death of Optionee. If an Optionee's employment or service with the Corporation ceases by reason of the Optionee's death, or after ceasing to be a Participant but during the period in which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in
Section 7(g) above, at any time within twelve (12) months or such longer period as may be provided in the applicable Option Agreement as the Administrator may deem advisable after the Optionee's death by the executor or administrator of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

          (j) Disability of Optionee. If an Optionee's employment or service with the Corporation ceases by reason of the Optionee's Disability, such Optionee shall have the right, subject to the restrictions referred to in
Section 7(g) above, to exercise the Option at any time within twelve (12) months after such cessation by reason of Disability or such longer period as may be provided in the applicable Option Agreement as the Administrator may deem advisable, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of such cessation, the

Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

          (k) Retirement of Optionee. If an Optionee's employment or service with the Corporation ceases by reason of the Optionee's Retirement, such Optionee shall have the right, subject to the restrictions referred to in
Section 7(g) above, to exercise the Option at any time within ninety (90) days after the date of Retirement or such longer period as may be provided in the applicable Option Agreement as the Administrator may deem advisable, but only to the extent that, at the date of such cessation, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

          (l) Time of Cessation of Service. For purposes of this Plan, the Optionee's employment or service shall be deemed to have ceased or be terminated on the date when the Optionee's employment or service in fact ceased or Optionee is in fact terminated.

          (m) Rights as a Shareholder. No one shall have rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 10 hereof.

          (n) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Administrator may modify an Option, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted. With the consent of the affected Optionee, the Administrator may cancel any agreement evidencing Options. In the event of such cancellation, the Administrator may authorize the granting of new Options, which may or may not cover the same number of Shares that have been the subject of the prior award, at such Exercise Price and subject to such terms, conditions and discretions as would have been applicable under this Plan had the canceled Options not been granted.

          (o) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute Options under the Plan for options under the plan of the acquired company; provided, however, that (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

          (p) Other Provisions. An Option Agreement authorized under the Plan may contain such terms and provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator shall deem advisable in its sole and absolute discretion.

     8. LIMITATION ON ANNUAL AWARDS. To the extent that the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan and all other plans maintained by the Corporation, exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For the purposes of this Section 8, Incentive Stock Options shall be taken into account in the order in which they were granted.

     9. TERM OF PLAN. Options may be granted pursuant to the Plan until the expiration of the Plan ten (10) years after the effective date referred to in
Section 3.

     10.  EFFECT OF CERTAIN EVENTS.

          (a) Stock Splits and Dividends. Subject to any required action by shareholders, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only if paid in Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

          (b) Merger, Sale of Assets, Liquidation.

          Subject to any required action by shareholders, if the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option would have been entitled as a result of the merger.

          If the Corporation sells or disposes of all or substantially all of its assets or merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with or into another corporation or entity, this Plan and each Option shall terminate, but only after each Optionee (or the successor in interest) has been given the right to exercise any unexpired Option or Options in full or in part, to the extent that, on the date of such sale, disposition or merger, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised. This right shall be exercisable for the period of twenty (20) days ending five (5) days before the effective date of the sale, merger, or consolidation (or such longer period as the Administrator may specify). To the extent any Options remain unexercised at the closing of any such transaction, then such Options shall lapse. Alternatively, in its sole and absolute discretion, the surviving or acquiring corporation (or the parent company of the surviving or acquiring corporation) may tender to any Optionee (or successor in interest) a substitute option or options to purchase shares of the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation). The substitute option shall contain all terms and provisions required substantially to preserve the rights and benefits of all Options then held by the Optionee (or successor in interest) receiving the substitute option. Any other dissolution or liquidation of the Company shall cause each Option to terminate.

          At the discretion of the Administrator, an Option exercised in contemplation of the consummation of the sale of all or substantially all of the assets of the Corporation or a merger (other than a merger where the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged) or consolidation of the Corporation with another corporation, may be conditioned upon such sale, merger or consolidation becoming effective.

          (c) Change of Control. In the event of a pending or threatened takeover bid, tender offer or exchange offer for twenty percent (20%) or more of the outstanding Common Stock or any other class of stock or securities of the Company (other than a tender offer or exchange offer made by the Company or any Subsidiary), whether or not deemed a tender offer under applicable federal or state law, or in the event that any person makes any filing under the Section 13(d) or 14(d) of the Exchange Act with respect to the Company, other than a filing of a Schedule 13G, the Administrator may in its sole discretion, without obtaining shareholder approval, take one or more of the following actions to the extent not inconsistent with other provisions of the Plan:

              (i) Accelerate the exercise dates of any outstanding Option, or make the Option fully vested and exercisable;

              (ii) Pay cash to any or all holders of Options at the then-current market value of the Option Shares in exchange for the cancellation of their outstanding Options; or

              (iii) Make any other adjustments or amendments to the Plan and outstanding Options necessary to permit the substitution of new Options for outstanding Options.

          (d) Adjustment Determination. To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

          (e) Limitation on Rights. Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11.  SECURITIES LAW REQUIREMENTS.

          (a) Legality of Issuance. No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that:

              (i) it and the Optionee have taken all actions required to register the offer and sale of the Shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

              (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

              (iii) any other applicable provision of state or Federal law has been satisfied.

          (b) Restrictions on Transfer; Representations of Optionee; Legends. Regardless of whether the offering and sale of Shares under the Plan has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

          "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT"). ANY TRANSFER OR PLEDGE OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER OR PLEDGE TO COMPLY WITH THE ACT."

   Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons.

          (c) Registration or Qualification of Securities. The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

          (d) Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

     12. AMENDMENT OF THE PLAN. The Administrator may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's shareholders, no such revision or amendment shall:

          (a) Be made if shareholder approval is required by applicable law, regulation or the requirements of The Nasdaq Stock Market or any exchange or interdealer network where the Shares are trading;

          (b) Increase the number of Shares which may be issued under the Plan;

          (c) Amend this Section 12 to defeat its purpose.

   Without limiting the generality of the foregoing, the Administrator may amend this Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

     13. FINANCIAL STATEMENTS. Each Optionee shall receive financial statements of the Corporation not less frequently than annually.

     14. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

     15. APPROVAL OF SHAREHOLDERS. The Plan must be approved by a majority of the votes cast at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan, on or before the date twelve (12) months from the date the Plan was adopted by the Board.

     16. GOVERNING LAW. This Plan, and the Option Agreements, shall be governed by and enforced and construed in accordance with the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware.

     To record the adoption of the Plan by the Board as of March 21, 2002, the Board has caused its authorized officers to sign the Plan and affix the corporate seal hereto.


                                            PROTEIN POLYMER
                                            TECHNOLOGIES, INC.

                                            By:  /s/ J. Thomas Parmeter
                                                --------------------------------
                                            Name:  J. Thomas Parmeter
                                            Title: President


                                            By: /s/ Philip J. Davis
                                                --------------------------------
                                            Name:  Philip J. Davis
                                            Title: Secretary

                                  APPENDIX "B"
                         Amended 1996 Stock Option Plan


                       PROTEIN POLYMER TECHNOLOGIES, INC.
                 1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

1.   Purpose of the Plan.

     The purpose of the 1996 Non-Employee Directors' Stock Option Plan of the Company is to provide incentives which will attract and retain highly competent persons as directors of the Company by providing them with opportunities to acquire a proprietary interest in the Company by the grant to such persons of nonqualified Stock Options which may result in their ownership of Common Stock of the Company.

2.   Definitions.

     (a) "Administrator" shall mean the Board or, if and to the extent the Board delegates any of its authority hereunder in accordance with Section 4(b) hereof, the Committee.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Committee" means a committee appointed by the Board to administer the Plan pursuant to Section 4(b) hereof.

     (d) "Common Stock" means the common stock, $.01 par value, of the Company.

     (e) "Company" means Protein Polymer Technologies, Inc., a Delaware corporation.

     (f) "Date of Grant" means the date determined as set forth in Section 6 hereof.

     (g) "Disability" means any medically determinable physical or mental impairment of a Participant, as determined by the Administrator, in its complete and sole discretion, which is expected to last for a period of at least 180 days as a result of which such Participant is unable to engage in any substantial gainful activity. All determinations as to a Participant's disabled status, and the date and extent of any disability, shall be made by the Administrator upon the basis of such information as it deems necessary or desirable.

     (h) "Eligible Participant" means a Participating Director.

     (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (j) "Fair Market Value" on a given date means (a) the mean between the highest and the lowest reported sales prices for the Common Stock on that date (or, if there were no such sales on that date, on the next most recent date on which there were such sales) as reported on the New York Stock Exchange Composite Tape; or (b) if the Common Stock is not then listed on a national securities exchange, (i) the mean between the closing bid and asked price quotations for the Common Stock on that date (or if none on that date, on the next most recent date) as reported by the National Association of Securities Dealers Automatic Quotation System or any successor thereto, or (ii) the closing price of the Common Stock on NASDAQ if the Common Stock is designated as a National Market Security.

     (k) "Normal Board Retirement" means, in conjunction with termination of a Participant's services as a member of the Board for any reason other than death or Disability, the determination of the Administrator or the Nominating Committee of the Board that such termination constitutes Normal Board Retirement. In the absence of such a determination, termination of a Participant's services as a member of the Board shall be deemed to be for reasons other than Normal Board Retirement.

     (l) "Option" or "Stock Option" means a stock option that does not qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     (m) "Option Agreement" means an option agreement signed by the Company and the Participant in such form and including such terms and conditions not inconsistent with the Plan as the Administrator may in its discretion from time to time determine.

     (n) "Participant" means any Eligible Participant who elects to receive Options pursuant to Section 6 hereof.

     (o) "Participating Director" means a member of the Board who is not an employee of the Company or any of its present or future parent or subsidiary corporations.

     (p) "Plan" means the 1996 Non-Employee Directors' Stock Incentive Plan as set forth herein, and as it may be amended from time to time.

3.   Shares of Common Stock Subject to the Plan.

     (a) Subject to the provisions of Section 3(c) and Section 8 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred or exercised pursuant to Options granted under the Plan will not exceed 1,750,000.

     (b) The shares to be delivered under the Plan will be made available from authorized but unissued shares of Common Stock.

     (c) Shares of Common Stock subject to an unexercised portion of any Stock Option granted under the Plan which expires or terminates or is cancelled will again become available for the grant of further Options hereunder.

4.   Administration of the Plan.

     (a) The Plan shall, to the extent possible, be self-effectuating. The Plan will be administered by the Board. The Board is authorized and empowered to administer the Plan, which administration shall include (but is not limited to) authority to (i) construe and interpret the plan and any agreements defining the rights and obligations of the Company and Participants under the Plan; (ii) prescribe, amend and rescind rules and regulations relating to the Plan; (iii) further define the terms used in the Plan; (iv) determine the rights and obligations of Participants under the Plan; and (v) make all other determinations necessary or advisable for the administration of the Plan. Each Option granted under the Plan shall be evidenced by an Option Agreement.

     (b) The Board of Directors may, in its discretion, delegate any or all of its authority under the Plan to a committee consisting of two or more directors of the Company, so long as allowable under applicable law.

     (c) No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Option under it, including, without limitation, adjustments pursuant to Section 8. In making determinations under the Plan, the Board or the Committee may obtain and may rely upon the advice of independent counsel and accountants and other advisors to the Company. No member of the Board or the Committee, nor an officer of the Company shall be liable for any such action or determination taken or made in good faith with respect to the Plan or any Option granted hereunder.

5.   Participation.

     Options shall be granted to each Participating Director exclusively in accordance with the provisions set forth in Section 6 hereof.

6.   Annual Option Grants.

     (a) On June 1 (or if June 1 is not a business day, on the next succeeding business day) in each calendar year, commencing in 1996, during the term of the Plan, there shall be granted automatically (without any action by the Administrator) a Stock Option (the Date of Grant which shall be such date in
June) to each Participating Director then in office to purchase 5,000 shares of Common Stock (subject to adjustment pursuant to Section 8 hereof).

     (b) In any calendar year after 1996 in which a person shall become a Participating Director for the first time, there shall be granted automatically (without any action by the Administrator) a Stock Option (the Date of Grant of which shall be the date such person shall have become a Participating Director) to such person to purchase 5,000 shares of Common Stock (subject to adjustment pursuant to Section 8 hereof).

     (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no Participating Director shall receive more than one Stock Option under this
Section 6 in any calendar year.

7.   Terms and Conditions of Stock Options.

     (a) Purchase Price. The purchase price of Common Stock under each Stock Option granted under Section 6 will be equal to the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Exercise Period. Stock Options may be exercised from time to time in accordance with the terms of the applicable Option Agreement and this Section 7. No Stock Option granted pursuant to Section 6 hereof shall be exercised prior to the six months after its Date of Grant. Notwithstanding anything to the contrary in the Plan or any Option Agreement hereunder, no Option granted hereunder shall be exercised after ten years from its Date of Grant.

     (c) Payment of Purchase Price. Upon the exercise of a Stock Option, the purchase price will be payable in full in cash or its equivalent acceptable to the Company. In the discretion of the Administrator, the purchase price may be paid by the assignment and delivery to the Company of shares of Common Stock or a combination of cash and such shares equal in value to the exercise price. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date.

     (d) No Fractional Shares. No fractional shares will be issued pursuant to the exercise of a Stock Option nor will any cash payment be made in lieu of fractional shares.

     (e) Termination of Directorship. If a Participant's services as a member of the Board terminate by reason of death, Disability or Normal Board Retirement, an Option granted hereunder held by such Participant shall be automatically accelerated with respect to its exercisability and shall become immediately exercisable in full for the remaining number of shares of Common Stock subject to such Option for three years after the date of such termination or until the expiration of the stated term of such Option, whichever period is shorter, and thereafter such Option shall terminate; provided, however, that if a Participant dies or suffers a Disability during said three year period after Normal Board Retirement such Option shall remain exercisable in full for a period of three years after the date of such death or Disability or until the expiration of the stated term of such Option, whichever period is shorter, and thereafter such Option shall terminate. If a Participant's services as a member of the Board terminate for any other reason, any portion of an Option granted hereunder held by such Participant which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the stated term of such Option, whichever period is shorter, and thereafter such Option shall terminate; provided, however, that if a Participant dies or suffers a Disability during such three month period, such Option may be exercised for a period of one year after the date of such Participant's death or Disability or until the expiration of the stated term of such Option, whichever period is shorter, in accordance with its terms, but only to the extent exercisable on the date of the Participant's death or Disability.

8.   Adjustment Provisions.

     (a) Subject to Section 8(b), if the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares or other securities provided in Section 3(a), (ii) the number and kind of shares or other securities subject to the then-outstanding Stock Options, (iii) the price for each share or other unit or any other securities subject to then-outstanding Stock Options without change in the aggregate purchase price or value as to which such Stock Options remain exercisable and
(iv) the number, kind and price of shares or other securities to be granted pursuant to Section 6 hereof.

     (b) Notwithstanding the provisions of Section 8(a), upon dissolution or liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or as a result of which the outstanding Common Stock is converted into or exchanged for cash or securities of another issuer or both, or upon the sale of all or substantially all the assets of the Company, all restrictions applicable to the exercise of outstanding Stock Options shall continue in full force and effect and provision shall be made in connection with such transaction for the continuance of the Plan and the assumption of the outstanding stock Options by or the substitution for such Options of new options covering the stock of the successor corporation, or a parent or subsidiary thereof or the Company, with appropriate and proportionate adjustment in (i) the number and kind of shares or other securities or cash or other property subject to such Options and (ii) the price for each share or other unit of any other securities or cash or other property subject to such Options without change in the aggregate purchase price or value as to which such Options remain exercisable; provided, however, that if no public market exists for the Common Stock or the other securities or property which would be subject to such Options after consummation of such transaction, such Options shall be converted into the right to receive, upon exercise thereof, an amount of cash equal to the amount determined by the Administrator to be the fair market value of the effective date of such transaction of the stock, other securities, cash and other property that a share of Common Stock is entitled to receive, or into which it is converted, pursuant to such transaction.

     (c) Adjustments under Sections 8(a) and 8(b) will be made by the Administrator, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive in the absence of manifest error or arbitrary action. No fractional interest will be issued under the Plan on account of any such adjustments.

9.   General Provisions.

     (a) The grant of any Stock Option under the Plan may also be subject to such other provisions (whether or not applicable to the Stock Option awarded to any other Participant) as the Administrator determines appropriate including, without limitation, provisions to assist the participant in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares acquired under any form of benefit, provisions giving the Company the right to repurchase shares acquired under any form of benefit in the event the Participant elects to dispose of such share, provisions to comply with federal and state securities laws and federal and state income tax withholding requirements and to such approvals by any regulatory or governmental agency which may be necessary or advisable in connection therewith.

     (b) In connection with the administration of the Plan or the grant of any Stock Option, the Administrator may impose such further limitations or conditions as in its opinion may be required or advisable to satisfy, or secure the benefits of, applicable regulatory requirements (including those rules promulgated under Section 16 of the Exchange Act or those rules that facilitate exemption from or compliance with the Act of the Exchange Act), the requirements of any stock exchange or NASDAQ upon which such shares or shares of the same class are then listed, and any blue sky or other securities laws applicable to such shares.

     (c) No person shall be entitled to the privileges of stock ownership in respect of shares of stock which are subject to Options hereunder until such person shall have become the holder of record of such shares.

     (d) Options shall not be transferable by the Participants other than by will or the laws of descent and distribution, and during the lifetime of any Participant shall be exercisable only by such Participant, except that to the extent permitted by applicable law, and Rule 16b-3 promulgated under the Exchange Act, the Administrator may permit a Participant to designate in writing during his lifetime a beneficiary to receive and exercise Stock Options in the event of such Participant's death. Following the death of a Participant, Stock Options held by such Participant shall be exercisable, in accordance with their terms, by such designated beneficiary or, if no such beneficiary has been designated, by the Participant's estate or by the person or persons who acquire the right to exercise it by bequest or inheritance. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Stock Option granted hereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no rights to the purported transferee, and shall at the sole discretion of the Administrator result in forfeiture of such Stock Option with respect to the shares involved in such attempt.

     (e) The Plan and all Stock Options granted under the Plan and the documents evidencing Stock Options shall be governed by, and construed in accordance with, the laws of the state of California.

10.  Amendment and Termination.

     (a) The Board will have the power, in its discretion, to amend, suspend or terminate the Plan at any time. No such amendment will, without approval of the stockholders of the Company, except as provided in Section 8 of the Plan:

          (i) Change the class of persons eligible to receive Stock Options under the Plan; or

          (ii) Increase the number of shares of Common Stock subject to the Plan.

     (b) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair or adversely affect any right or obligation under any Stock Option previously granted under the Plan.

     (c) The Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

11.  Effective Date of Plan and Duration of Plan.

     This Plan will become effective upon adoption by the Board subject to approval by the holders of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at a meeting of stockholders of the Company held any time after such Board adoption. Any Options granted hereunder prior to approval of the Plan by the stockholders shall be granted subject to such approval and may not be exercised or realized, nor may Common Stock be irrevocably transferred to any Participant, until and unless such approval has occurred and the provisions of Section 9(a) have been satisfied. Unless previously terminated, the Plan will terminate ten years and after adoption by the Board, but such termination shall not affect any Stock Option previously made or granted.

                       PROTEIN POLYMER TECHNOLOGIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2003

     The shares represented by this proxy will be voted as directed by the stockholder. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on April 25, 2003 and appoints J. Thomas Parmeter and Philip J. Davis, and each of them, with full power of substitution, as proxy for the undersigned, to vote all shares of Common Stock and Series G Preferred Stock, if any, of Protein Polymer Technologies, Inc. held of record by the undersigned on February 28, 2003, with all powers the undersigned would have if personally present at the Annual Meeting of Stockholders to be held at the offices of Paul, Hastings, Janofsky & Walker LLP, located at 75 East 55th Street, First Floor, New York, New York 10022, on Friday, April 25, 2003 at 1:00 p.m. New York Time and at any adjournment or postponement thereof for the following purposes:

PROPOSAL 1.   ELECTION OF DIRECTORS OF PROTEIN POLYMER TECHNOLOGIES, INC.

              FOR ALL NOMINEES |_|                   WITHHOLD ALL NOMINEES |_|
               J. Thomas Parmeter        Kerry L. Kuhn
               George R. Walker          Phillip Berman
               Philip J. Davis           Edward G. Cape
               Edward J. Hartnett

Instructions:To withhold authority to vote for any individual nominee, place an X in the box marked "FOR ALL NOMINEES" and strike a line through the nominee's name listed above. By placing a line through any nominee you are giving instruction not to vote for that nominee.



PROPOSAL 2.   APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

              FOR |_| AGAINST |_|  ABSTAIN |_|


PROPOSAL 3.   APPROVAL OF THE AMENDMENT TO THE 2002 STOCK OPTION PLAN

              FOR |_| AGAINST |_|  ABSTAIN |_|


PROPOSAL 4.   APPROVAL OF THE AMENDMENT TO THE 1996 NON-EMPLOYEE DIRECTORS
              STOCK OPTION PLAN

              FOR |_| AGAINST |_|  ABSTAIN |_|


PROPOSAL 5.   RATIFICATION OF APPOINTMENT OF PETERSON & COMPANY AS INDEPENDENT
              AUDITORS

              FOR |_| AGAINST |_|  ABSTAIN |_|

This proxy authorizes each of J. Thomas Parmeter and Philip J. Davis to vote at his discretion on any other matter that may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES LISTED ABOVE AND IN FAVOR OF EACH OF THE OTHER PROPOSALS.

                                      Dated _____________________________, 2003

                                      ------------------------------------------
                                      (Signature)

                                      ------------------------------------------
                                      (Signature if held jointly)
                                      THIS PROXY IS BEING SOLICITED ON BEHALF OF
                                      THE BOARD OF DIRECTORS OF PROTEIN
                                      POLYMER TECHNOLOGIES, INC.